Putnam
Municipal
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-00

[SCALE LOGO OMITTED]

From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Municipal Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 17, 2000


Report from the Fund Manager

Blake E. Anderson

Reeling from a year of steady interest-rate increases, the municipal bond market may finally be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, such as the one we have, is good for bond investors. True, Fed policy and rising interest rates have had a negative effect on bond prices as evidenced by the performance of Putnam Municipal Income Fund for this fiscal year. However, in the longer run, these increases should keep inflation, the bond market's worst enemy, under control. Your fund's top-quartile Lipper performance for the 5 and 10 years ended March 31, 2000, the most recent quarter end for which Lipper data are available, is evidence of its successful track record over the longer term. Please see Lipper ranking information on page 3.

Total return for 12 months ended 3/31/00

      Class A         Class B          Class C          Class M
    NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
   -1.53%  -6.19%  -2.02%  -6.68%   -2.26%  -3.19%   -1.77  -4.95%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and an explanation of performance calculation methods begin on page 6.


* INVERTED YIELD CURVE OFFERS CLUES TO POSITIVE CHANGE

The yield curve, generally an indicator of economic trends, gives some clue as to why bond investors may begin to see better returns. The yield curve graphs yields on Treasury bonds at different maturity dates; usually it slopes upward with long-term bonds yielding more than short-term bonds. In the past two months, the yield curve has inverted so that 30-year yields are lower than 2-year yields, a rarely seen phenomenon.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/hospitals  25.2%

Transportation         18.3%

Utilities              16.2%

Housing                 5.3%

Education               4.8%

Footnote reads:
*Based on net assets as of 3/31/00. Holdings will vary over time.

Here is the reason for the inversion: when the Fed raised interest rates in February and March, the bond markets rallied and yields actually fell. This is not a normal reaction to tighter Fed monetary policy, but it is a reaction that acknowledges that the Fed's actions combined with the Treasury's debt buy back program, may be having an effect. This uncommon market behavior creates the inverted yield curve, which may signal lower interest rates over the long run and better returns from bonds and bond fund investments.


* HIGH LEVELS OF TAX-FREE INCOME SHOULD COMFORT INVESTORS

While insured municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds, that ratio is now approximately 95%. On a relative basis, that relationship translates into an unusually high level of tax-free income for municipal bond funds, including your fund.

Your portfolio management team is working hard to maintain this high level of tax-free income. One way we seek to do this is by seeking out slight inefficiencies as the bond market moves up and down. For example, just when the intermediate-term maturities (10-year bonds) were performing especially well, we sold a portion of them and bought longer-term maturities (20- to 30-year bonds) that were facing some difficulties at the time. Using this strategy, we were able to purchase longer-term bonds when they were priced at cheaper levels.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Other -- 0.6%

Aaa/AAA -- 41.0%

Aa/AA -- 4.4%

A -- 5.4%

Baa/BBB -- 20.1%

Ba/BB -- 15.3%

B -- 13.2%

Footnote reads:
*As a percentage of market value as of 3/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HEALTH-CARE PICTURE BRIGHTENING; AIRLINES STILL STRONG

The hospital/health-care sector remains one of the largest sectors in this fund. This sector is still going through a transformation that began with The Balanced Budget Act of 1997 and has negatively affected hospital revenues ever since. The situation grew worse with the excess of hospitals and empty beds, the growth of managed care, and the many unsuccessful acquisitions that took place in the past few years. All these events, along with poor management, have led to poor earnings and higher risk in the past for bonds in this sector.


Putnam Municipal Income Fund's class A shares ranked 43 out of 179 (top 24%) and 21 out of 83 (top 25%) General Municipal Debt funds tracked by Lipper for the 5- and 10-year periods ended March 31, 2000.

Past performance is no indication of future results. Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. For the 1-year period ended 3/31/00, the fund's class A shares ranked 83 out of 270 (top 31%). Performance of other share classes will vary.


Higher risk if selectively taken, however, can mean opportunity. This is the point at which Putnam's analysts add their value. Our analysts believe that there is justification for a more optimistic outlook in the health-care sector because there are rumblings of further relief from Congress as well as signs of better management in many hospitals.

Given some optimism, we will continue to invest in the health-care sector. One recent purchase in the sector was the Mountain State Health System (Tennessee) revenue bonds. These bonds were quite attractive with a AAA rating from Standard & Poor's and an 7.50% coupon. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


A closer look at municipal credit ratings

Ratings agencies such as Moody's Investor Service and Standard & Poor's Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition and management, economic and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the
Baa/BBB category or higher are considered to be investment grade.
Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The Fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The pie chart on p. 3 summarizes this listing to give you a sense of the portfolio's overall quality.

Sometimes smaller bond issues are not rated because the cost of obtaining a ratings not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio. In such a case, Putnam's analysts perform their own rating of the bonds, and they are identified in the portfolio listing by a /P rating.


The fund is benefiting from taking on slightly more credit risk from the lower end of the credit rating spectrum. Consequently, we will pursue investments in lower-rated bonds as opportunities appear, drawing on our in-depth credit research and remaining extremely selective in our purchases of lower-rated bonds.

Within the transportation sector, we continue to favor the airlines because they have done a good job of keeping capacity relatively stable and revenues up. Because of the strong economy, people are still flying for business and pleasure. Higher oil prices and higher fares haven't deterred travelers. Currently the fund holds tax-exempt revenue bonds backed by American Airlines, United Airlines, and Delta Airlines for projects in Texas, Indiana, and Georgia, respectively.

* LONG-TERM OUTLOOK IMPROVING

When interest rates are rising, it can be a natural reaction among investors to choose guaranteed certificates of deposit over bond fund investments because the income from CDs seems more and more appealing. However, in such an environment, investors may find that they end up with only one to two years of attractive CD income and are then out of the bond market during the period of its strongest returns. Although the principal value on CDs is generally insured and their rate of return is fixed while a fund investment's value and return will fluctuate, CDs may be subject to penalties for early withdrawals and the income they provide is fully taxable.

We believe that municipal bonds are attractively priced at current levels. We do not anticipate major moves, either up or down, in long-term interest rates over the next few months. As reports emerge indicating that the Fed's tighter policies may be slowing economic growth, bond markets, including the municipal bond market, should respond accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/00, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.



TOTAL RETURN FOR PERIODS ENDED 3/31/00

                      Class A           Class B            Class C           Class M
(inception dates)    (5/22/89)          (1/4/93)          (2/1/99)          (12/1/94)
                   NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------------------------
1 year             -1.53%   -6.19%   -2.02%   -6.68%   -2.26%   -3.19%   -1.77%   -4.95%
----------------------------------------------------------------------------------------
5 years            30.45    24.21    26.61    24.64    25.16    25.16    28.66    24.52
Annual average      5.46     4.43     4.83     4.50     4.59     4.59     5.17     4.48
----------------------------------------------------------------------------------------
10 years           93.84    84.68    81.01    81.01    79.03    79.03    87.70    81.58
Annual average      6.84     6.33     6.11     6.11     6.00     6.00     6.50     6.15
----------------------------------------------------------------------------------------
Life of fund      106.27    96.53    91.07    91.07    89.36    89.36    98.80    92.38
Annual average      6.89     6.42     6.14     6.14     6.06     6.06     6.63     6.21
----------------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/00

                               Lehman Brothers
                                  Municipal           Consumer
                                 Bond Index         price index
-----------------------------------------------------------------------
1 year                             -0.08%              3.69%
-----------------------------------------------------------------------
5 years                            34.30              13.15
Annual average                      6.07               2.50
-----------------------------------------------------------------------
10 years                           99.60              33.02
Annual average                      7.15               2.89
-----------------------------------------------------------------------
Life of fund                      111.16              38.29
Annual average                      7.14               3.04
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/31/90

                                   Lehman Bros.
               Fund's class A     Municipal Bond    Consumer price
Date            shares at POP         Index             index

3/31/90             9,528            10,000            10,000
3/31/91            10,210            10,922            10,490
3/31/92            11,446            12,013            10,824
3/31/93            13,012            13,518            11,158
3/31/94            13,286            13,831            11,437
3/31/95            14,156            14,863            11,756
3/31/96            15,333            16,108            12,098
3/31/97            16,136            16,989            12,432
3/31/98            17,837            18,810            12,603
3/31/99            18,753            19,976            12,828
3/31/00           $18,468           $19,960           $13,302

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,101 and $17,903, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,770 ($18,158 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 months ended 3/31/00

                                         Class A       Class B       Class C         Class M
--------------------------------------------------------------------------------------------------
Distributions (number)                     12            12            12              12
--------------------------------------------------------------------------------------------------
Income1                                $0.493846     $0.439887     $0.427995       $0.471758
--------------------------------------------------------------------------------------------------
Capital gains1                             --            --            --              --
--------------------------------------------------------------------------------------------------
  Total                                $0.493846     $0.439887     $0.427995       $0.471758
--------------------------------------------------------------------------------------------------
Share value:                          NAV      POP      NAV           NAV         NAV      POP
--------------------------------------------------------------------------------------------------
3/31/99                              $9.25   $9.71     $9.24         $9.25       $9.25    $9.56
--------------------------------------------------------------------------------------------------
3/31/00                               8.61    9.04      8.61          8.61        8.61     8.90
--------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------
Current dividend rate2                5.73%   5.46%     5.14%         4.99%       5.48%    5.30%
--------------------------------------------------------------------------------------------------
Taxable equivalent3                   9.49    9.04      8.51          8.26        9.07     8.77
--------------------------------------------------------------------------------------------------
Current 30-day SEC yield4             5.58    5.31      4.98          4.83        5.33     5.15
--------------------------------------------------------------------------------------------------
Taxable equivalent3                   9.24    8.79      8.25          8.00        8.82     8.53
--------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal, and in most cases, state tax purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income may also be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended March 31, 2000

To the Trustees and Shareholders of
Putnam Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Income Fund (the "fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 5, 2000



The fund's portfolio
March 31, 2000

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FRB                   -- Floating Rate Bonds
FSA                   -- Financial Security Assurance
GNMA Coll.            -- Government National Mortgage Association Collateralized
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
MBIA                  -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.8%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (0.6%)
----------------------------------------------------------------------------------------------------------------------------
$            4,640,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                          5.7s, 5/1/19                                                          BBB-        $      3,770,000
             3,750,000  Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                          Ser. 487 R, FRB, 6.66s, 2/1/38 (acquired 3/23/99,
                          cost $4,290,150) (RES)                                                AAA                3,548,438
                                                                                                            ----------------
                                                                                                                   7,318,438

Alaska (0.9%)
----------------------------------------------------------------------------------------------------------------------------
                        AK State Hsg. Fin. Corp. Rev. Bonds
             3,220,000    7.7s, 12/1/35 (acquired 10/22/97,
                          cost $3,426,080) (RES)                                                AA/P               3,083,150
             7,380,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                          cost $7,472,250) (RES)                                                Aaa                6,771,150
                                                                                                            ----------------
                                                                                                                   9,854,300

Arizona (3.0%)
----------------------------------------------------------------------------------------------------------------------------
                        AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
               710,000    (Phoenix Mem. Hosp.), 8.2s, 6/1/21                                    BB                   715,325
               850,000    (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa                  925,438
                        Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                          (Sierra Vista Cmnty. Hosp.)
             4,505,000    Ser. A, 6 3/4s, 12/1/26                                               BBB-/P             4,138,969
             5,575,000    6.2s, 12/1/17                                                         BBB-/P             5,059,313
             7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11                      Aaa                8,216,250
             2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev.
                          Bonds (Env. Inc. & Phoenix Hosp. & Med. Ctr.),
                          7s, 7/1/16                                                            Aaa                2,170,000
                        Navajo Cnty., Indl. Dev. Rev. Bonds
                          (Stone Container Corp.)
             6,800,000    7.4s, 4/1/26                                                          B/P                6,825,500
             2,500,000    7.2s, 6/1/27                                                          B/P                2,459,375
             4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                          Grande Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                      B/P                3,970,000
                                                                                                            ----------------
                                                                                                                  34,480,170

Arkansas (1.9%)
----------------------------------------------------------------------------------------------------------------------------
             3,900,000  AR State Hosp. Dev. Fin. Auth. Rev. Bonds (WA
                          Regl. Med. Ctr.), 7 3/8s, 2/1/29                                      BBB-               3,870,750
            16,915,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                   BB/P              17,718,463
                                                                                                            ----------------
                                                                                                                  21,589,213

California (8.2%)
----------------------------------------------------------------------------------------------------------------------------
            12,625,000  Alameda, Corridor Trans. Auth. Rev. Bonds,
                          Ser. 99-A, MBIA, zero %, 10/1/30                                      AAA                2,083,125
                        Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                          (Pub. Impts.), FSA
             5,000,000    Ser. A, 6s, 9/1/24                                                    Aaa                5,275,000
            14,000,000    Ser. C, zero %, 9/1/36                                                AAA                1,627,500
                        Corona, COP
             4,500,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                          (acquired various dates from 10/23/92 to
                          5/29/97, cost $4,725,000) (RES)                                       B-/P               4,230,000
             5,800,000    (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11(acquired
                          3/5/96, cost $5,800,000) (RES)                                        B-/P               5,423,000
             2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
                          Bonds (United Airlines, Inc.), 6 7/8s, 11/15/12                       Baa3               2,505,000
             6,000,000  Metropolitan Wtr. Dist. Rev. Bonds, Ser. A., 5s, 7/1/26                 Aa2                5,422,500
             3,615,000  Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                          (Central Redevelopment Project Area-1), Ser. B,
                          AMBAC, 6.7s, 5/1/21                                                   Aaa                3,804,788
                        Northern CA Pwr. Agcy. Multi. Cap. Fac.
                          Rev. Bonds, IFB
             3,480,000    9.24s, 8/1/17                                                         AAA                3,806,250
             2,630,000    9.24s, 8/1/17, Prerefunded                                            AAA                2,962,038
             5,600,000  Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                          7.808s, 2/14/11                                                       AA+                6,559,000
             4,000,000  Orange Cnty., Local Trans. Auth. Sales Tax Rev.
                          Bonds, AMBAC, 6.2s, 2/14/11                                           Aaa                4,330,000
                        San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                          (Toll Road)
            10,000,000    7.55s, 1/1/10                                                         Aaa               10,462,500
            23,750,000    Ser. A, MBIA, zero %, 1/15/36                                         AAA                2,850,000
            22,000,000    Ser. A, MBIA, zero %, 1/15/34                                         AAA                2,970,000
            10,000,000    Ser. A, MBIA, zero %, 1/15/32                                         AAA                1,525,000
            10,000,000    Ser. A, MBIA, zero %, 1/15/31                                         AAA                1,612,500
            12,900,000    Ser. A, MBIA, zero %, 1/15/25                                         AAA                2,983,125
             3,600,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 3/8s,
                          7/1/29 (acquired 7/28/97, cost $3,600,000) (RES)                      B-/P               3,330,000
             3,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                          (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                          B+/P               2,737,500
            11,840,000  Vallejo, COP (Marine World Foundation), 7s, 2/1/17                      BB+/P             12,372,800
                        Valley Hlth. Syst. Hosp. Rev. Bonds
                          (Refunding & Impt.)
             6,000,000    Ser. A, 6 1/2s, 5/15/25                                               BBB-               5,452,500
             1,000,000    Ser. A, 6 1/8s, 5/15/05                                               BBB-                 987,500
                                                                                                            ----------------
                                                                                                                  95,311,626

Colorado (4.7%)
----------------------------------------------------------------------------------------------------------------------------
             6,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev.
                          Bonds, Ser. E-470, 7s, 8/31/26                                        Aaa                6,735,000
            10,000,000  CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                          8 3/8s, 12/1/26                                                       B+/P              11,125,000
                        Denver, City & Cnty. Arpt. Rev. Bonds
             4,410,000    Ser. A, 8 3/4s, 11/15/23                                              Baa1               4,718,700
             1,470,000    Ser. A, 8s, 11/15/25                                                  Baa1               1,528,800
             5,000,000    Ser. D, 7 3/4s, 11/15/13                                              Baa1               5,800,000
             3,310,000    Ser. A, 7 1/2s, 11/15/23                                              Baa1               3,537,563
             1,075,000    Ser. A, 7 1/4s, 11/15/25                                              AAA                1,159,656
             9,550,000    Ser. B, 7 1/4s, 11/15/23                                              Baa1               9,943,938
                        Denver, City & Cnty. Arpt. Rev. Bonds, Prerefunded
             1,590,000    Ser. A, 8 3/4s, 11/15/23                                              Aaa                1,717,200
               530,000    Ser. A, 8s, 11/15/25                                                  Aaa                  556,500
               690,000    Ser. A, 7 1/2s, 11/15/23                                              Aaa                  771,075
               425,000    Ser. A, 7 1/4s, 11/15/25                                              AAA                  458,469
             2,450,000    Ser. B, 7 1/4s, 11/15/23                                              Aaa                2,633,750
             3,000,000  Larimer Cnty., School Dist. No. 1 Rev. Bonds
                          (Poudre Impt.), 7s, 12/15/16                                          A2                 3,465,000
                                                                                                            ----------------
                                                                                                                  54,150,651

Connecticut (1.6%)
----------------------------------------------------------------------------------------------------------------------------
             1,260,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                          (Gladeview Hlth. Care), 9 3/4s, 12/15/16                              AAA/P              1,297,976
             2,420,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                          (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                      AAA/P              2,662,000
             6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                          (Western MA), Ser. A, 5.85s, 9/1/28                                   Ba1                5,377,500
                        CT State Dev. Auth. Rev. Bonds (East Hills Woods)
             1,594,354    Ser. A, 7 3/4s, 11/1/17                                               CCC/P              1,450,862
               147,496    Ser. B, zero %, 3/1/21                                                CCC/P                 24,152
             4,000,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                          7.71s, 6/10/30                                                        Aaa                3,990,000
             4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                          (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    BB-/P              3,780,000
                                                                                                            ----------------
                                                                                                                  18,582,490

District of Columbia (4.2%)
----------------------------------------------------------------------------------------------------------------------------
            31,750,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                   AAA               34,329,688
             5,000,000  DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                          4 3/4s, 10/1/28                                                       Aaa                4,137,500
             2,590,000  DC Redev. Land Agcy. Rev. Bonds (Wash. D. C.
                          Sports Arena), 5 5/8s, 11/1/10                                        BBB+               2,612,663
                        DC Rev. Bonds (American Geophysical Union)
             4,200,000    5 7/8s, 9/1/23                                                        BBB                3,932,250
             3,350,000    5 3/4s, 9/1/13                                                        BBB                3,178,313
                                                                                                            ----------------
                                                                                                                  48,190,414

Florida (4.5%)
----------------------------------------------------------------------------------------------------------------------------
             8,270,000  Broward Cnty., Resource Recvy. Rev. Bonds
                          (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A+                 8,535,467
            22,900,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                          Stone Co.), 8 1/2s, 12/1/14                                           B+/P              24,875,125
             4,750,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.49s, 10/1/14
                          (acquired 4/19/95, cost $6,129,272) (RES)                             BBB+/P             6,287,813
             3,140,000  Orange Cnty., School Board COP, Ser. 85, MBIA,
                          FRB, 6.63s, 8/1/22 (acquired 12/21/98,
                          cost $3,356,597) (RES)                                                Aaa                2,837,775
             4,978,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                          (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P               4,573,538
                        Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                          (FL Terminals, Inc.), Ser. A
             2,000,000    7 1/2s, 5/1/10                                                        BB/P               2,100,000
               500,000    7.3s, 5/1/04                                                          BB/P                 516,250
             2,000,000  St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev.
                          Bonds (Glenmoor St. Johns Project), Ser. A,
                          8s, 1/1/30                                                            B+/P               1,992,500
                                                                                                            ----------------
                                                                                                                  51,718,468

Georgia (1.5%)
----------------------------------------------------------------------------------------------------------------------------
             4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds
                          (Delta Airlines, Inc.), Ser. B, 7.9s, 12/1/18 (SEG)                   BBB-               4,284,000
                        De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                          (Briarcliff Park Apts.), Ser. B
             1,500,000    10s, 4/1/17                                                           AAA/P              1,695,000
             3,700,000    7 1/2s, 4/1/17                                                        AAA/P              3,968,250
             2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                          (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                           A1                 2,075,460
             4,605,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                          Rev. Bonds (Visay Paper Inc.), 7.4s, 1/1/16                           BB+/P              4,743,150
                                                                                                            ----------------
                                                                                                                  16,765,860

Illinois (6.6%)
----------------------------------------------------------------------------------------------------------------------------
                        Chicago, Board of Ed. G.O. Bonds
             5,000,000    (Chicago Reform School), Ser. A, 5 1/4s, 12/1/22                      AAA                4,631,250
             5,400,000    Ser. A, FGIC, zero %, 12/1/17                                         Aaa                1,930,500
             7,750,000    Ser. A, FGIC, zero %, 12/1/16                                         Aaa                2,954,688
             9,000,000  Chicago, G.O. Bonds (Neighborhoods
                          Alive 21 Project), Ser. A, FGIC, 5 3/4s, 1/1/40                       AAA                8,730,000
                        Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
             3,459,000    (United Airlines, Inc.), Ser. B, 8.95s, 5/1/18                        Baa2               3,618,218
             1,675,000    (United Airlines, Inc.), Ser. 84A, 8.85s, 5/1/18                      Baa2               1,751,179
             6,615,000    (United Airlines, Inc.), Ser. 84B, 8.85s, 5/1/18                      Baa2               6,915,850
             5,300,000    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1               5,790,250
            10,150,000  Cook Cnty., Cmnty. College Dist. No. 508 Rev.
                          Bonds, Ser. C, MBIA, 7.7s, 12/1/07                                    Aaa               11,799,375
             2,000,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                      BB/P               1,895,000
                        IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
             2,500,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                          4/15/19 (acquired 5/10/90, cost $2,388,850)
                          (In default) (NON) (RES)                                              D/P                1,925,000
             1,860,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                        Baa1               2,041,350
                        IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                          Providers Fac.)
             1,175,000    8 3/4s, 7/1/11                                                        B/P                1,248,438
             1,080,000    8 1/4s, 8/1/12                                                        B/P                1,123,200
             1,670,000    Ser. A, 7 7/8s, 7/1/20 (acquired 1/25/96, cost
                          $1,670,000) (RES)                                                     D/P                1,912,150
                        IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                          Providers Fac.), Prerefunded
               610,000    8 3/4s, 7/1/11                                                        AAA/P                644,313
             2,800,000    Ser. A, 7 7/8s, 7/1/20                                                AAA/P              3,213,000
                        IL Hlth. Fac. Auth. Rev. Bonds
             7,540,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                     AAA                8,840,650
             5,000,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                             Baa1               5,862,500
                                                                                                            ----------------
                                                                                                                  76,826,911

Indiana (2.1%)
----------------------------------------------------------------------------------------------------------------------------
                        Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
            11,000,000    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2              11,371,250
            13,510,000    (United Airlines), Ser. A, 6 1/2s, 11/15/31                           Baa3              12,851,388
                                                                                                            ----------------
                                                                                                                  24,222,638

Iowa (0.7%)
----------------------------------------------------------------------------------------------------------------------------
             6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                          (Care Initiatives), 9 1/4s, 7/1/25                                    BB/P               7,962,500

Louisiana (4.6%)
----------------------------------------------------------------------------------------------------------------------------
             4,000,000  Beauregard, Parish Rev. Bonds (Boise
                          Cascade Corp.), 7 3/4s, 6/1/21                                        Baa3               4,135,000
             4,500,000  Hodge, Combined Util. Rev. Bonds (Stone
                          Container Corp.), 9s, 3/1/10                                          B/P                4,635,225
             6,500,000  LA Local Govt. Env. Facs.Comnty. Dev. Auth.
                          Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P               6,556,875
             5,000,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                          Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           A3                 5,393,750
             2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                          (Continental Grain Co.), 7 1/2s, 7/1/13                               CC                 1,995,000
             6,995,000  St. Charles Parish, Poll. Control Rev. Bonds
                          (Union Carbide), 7.35s, 11/1/22                                       Baa2               7,239,825
                        W. Feliciana, Parish Poll. Control Rev. Bonds
             5,000,000    (Gulf States Util. Co.), 9s, 5/1/15                                   BB+/P              5,161,350
             4,000,000    (Gulf States Util. Co.), Ser. II, 7.7s, 12/1/14                       Ba1                4,235,000
             8,000,000    (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1                8,350,000
             6,000,000    (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1                5,827,500
                                                                                                            ----------------
                                                                                                                  53,529,525

Maryland (0.1%)
----------------------------------------------------------------------------------------------------------------------------
             1,650,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                          Rehab. Ctr.), 9s, 4/1/20                                              B-/P               1,691,250

Massachusetts (6.1%)
----------------------------------------------------------------------------------------------------------------------------
             5,000,000  Atlas Boston Tax Exempt Rev. Bonds, Ser.
                          1, 6.65s, 1/1/35 (acquired 11/18/99, cost
                          $5,000,000) (RES)                                                     BBB/P              5,000,000
             5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev.
                          Bonds, AMBAC, 7.07s, 7/1/18                                           Aaa                4,581,250
                        MA State Dev. Fin. Agcy. Rev. Bonds
             4,000,000    (Alden Place), 6 3/4s, 7/1/30                                         B/P                3,505,000
             4,200,000    (Merrimack Place), 6 3/4s, 7/1/30                                     B/P                3,680,250
             2,000,000    (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB-/P              1,775,000
                        MA State G.O. Bonds
             7,730,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                          cost $9,592,157) (RES)                                                Aa3                8,812,200
             5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                          Aaa                5,542,644
             7,850,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                         Aaa                8,252,313
                        MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
             2,860,000    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04                        Ba1                3,006,575
             3,600,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                       AAA/P              3,901,500
                        MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                          (Southeastern MA)
             3,000,000    Ser. B, 9 1/4s, 7/1/15                                                BB-/P              3,206,250
            13,000,000    Ser. A, 9s, 7/1/15                                                    BB-/P             13,877,500
             2,260,000  MA State Indl. Fin. Agcy. Rev. Bonds (MA Tpk.),
                          9s, 10/1/20                                                           AAA/P              2,350,332
             3,000,000  MA State Wtr. Resources Auth. Rev. Bonds, Ser. A,
                          6 1/2s, 7/15/21                                                       Aaa                3,172,500
                                                                                                            ----------------
                                                                                                                  70,663,314

Michigan (3.9%)
----------------------------------------------------------------------------------------------------------------------------
               324,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                          (Glacier Hills Inc.), 8 3/8s, 1/15/19                                 B+/P                 329,547
             5,515,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                          Ser. A, 9 1/2s, 5/1/21                                                BBB+/P             6,231,950
                        Detroit, G.O. Bonds
             2,500,000    Ser. A, 6.7s, 4/1/10                                                  A-                 2,718,750
             3,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/10                                         AAA                3,161,250
                        MI State Hosp. Fin. Auth. Rev. Bonds
                          (Garden City Hosp.)
             1,330,000    8 1/2s, 9/1/17                                                        Ba3                1,423,100
               670,000    8 1/2s, 9/1/17, Prerefunded                                           Ba3                  716,900
             4,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. bonds,
                          Ser. A, FSA, 7.55s, 4/1/23                                            Aaa                4,677,750
             5,000,000  MI State Strategic Fund Ltd. Rev. Bonds
                          (Detroit Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                     Aaa                4,706,250
            10,000,000  MI State Strategic Fund Solid Waste Disp. Rev.
                          Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                          BB                10,250,000
            11,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                          (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                B+/P              11,302,170
                                                                                                            ----------------
                                                                                                                  45,517,667

Minnesota (0.8%)
----------------------------------------------------------------------------------------------------------------------------
             5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise
                          Cascade Corp.), 7.2s, 10/1/24                                         Baa3               5,062,500
             4,740,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                          (Hltheast), Ser. A, 6 5/8s, 11/1/17                                   Baa3               4,188,975
                                                                                                            ----------------
                                                                                                                   9,251,475

Missouri (0.7%)
----------------------------------------------------------------------------------------------------------------------------
               800,000  MO State Env. Impt. & Energy Poll. Control Rev.
                          Bonds (Great Lakes Carbon Control),
                          6 3/4s, 9/1/02                                                        B-/P                 799,000
             6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                          (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2                7,317,000
                                                                                                            ----------------
                                                                                                                   8,116,000

Nebraska (0.2%)
----------------------------------------------------------------------------------------------------------------------------
                        NE Investment Fin. Auth. Single Fam. Mtge. IFB
               600,000    Ser. B, GNMA Coll., 10.86s, 3/15/22                                   Aaa                  622,500
             1,700,000    Ser. 2, GNMA Coll., 10.66s, 9/10/30                                   Aaa                1,787,652
                                                                                                            ----------------
                                                                                                                   2,410,152

Nevada (1.0%)
----------------------------------------------------------------------------------------------------------------------------
             8,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                          Gas Corp.), Ser. A, 7.3s, 9/1/27                                      Baa2               8,840,000
             3,000,000  Clark Cnty., Passenger Fac. Arpt. Rev. Bonds
                          (Las Vegas-McCarran Intl. Arpt.), Ser. A, AMBAC,
                          6s, 7/1/22                                                            AAA                3,138,750
                                                                                                            ----------------
                                                                                                                  11,978,750

New Hampshire (2.1%)
----------------------------------------------------------------------------------------------------------------------------
                        NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
             4,000,000    (1st Mtge.- Rivermead Peterborough),
                          8 1/2s, 7/1/24                                                        AAA                4,570,000
             2,145,000    (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P               2,198,625
             5,600,000    (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            A-/P               5,033,000
             3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P               2,426,250
             7,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                          (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   BBB-               6,518,750
             4,000,000  NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                          Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                                BBB/P              3,305,000
                                                                                                            ----------------
                                                                                                                  24,051,625

New Jersey (4.2%)
----------------------------------------------------------------------------------------------------------------------------
             4,000,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                          (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P                3,495,000
             3,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                          (1st mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                           BB-/P              3,000,000
             5,000,000  NJ Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                          Marriot Hotel), 7s, 10/1/14                                           BBB/P              5,118,750
             5,000,000  NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                          (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2                4,568,750
                        NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
             2,870,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                         Aaa                2,943,185
             6,230,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                               AAA                6,409,611
             3,000,000    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-               3,018,750
             6,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa                6,637,500
             3,550,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds, Ser. I, 7.83s,
                          11/1/07 (acquired 2/11/93, cost $3,679,788) (RES)                     A+/P               3,776,313
             9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                          6 1/2s, 1/1/16                                                        Aaa               10,068,750
                                                                                                            ----------------
                                                                                                                  49,036,609

New Mexico (0.7%)
----------------------------------------------------------------------------------------------------------------------------
             8,160,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                          Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                            Ba3                8,109,000

New York (8.9%)
----------------------------------------------------------------------------------------------------------------------------
            10,000,000  Long Island, Pwr. Auth. FRB, Ser. 66, MBIA, 6.42s,
                          4/1/10 (acquired 11/3/98, cost $11,298,800) (RES)                     Aaa               10,175,000
             8,750,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 6.61s,
                          12/1/24 (acquired 5/19/98, cost $9,511,250) (RES)                     A-/P               8,279,688
                        NY City, G.O. Bonds
             2,760,000    Ser. F, 8 1/4s, 11/15/16                                              Aaa                2,956,650
             3,760,000    Ser. H, 5s, 3/15/29                                                   A3                 3,205,400
             4,000,000    Ser. J, 5s, 8/1/23                                                    A3                 3,470,000
             3,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                          (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P                3,093,750
             5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                          (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                          cost $6,169,900) (RES)                                                AA/P               5,606,250
             7,565,000  NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
                          Bonds, Ser. B, FGIC, 5 1/8s, 6/15/30                                  AAA                6,799,044
             2,800,000  NY City, NY State Dorm. Auth. Lease Rev. Bonds
                          (Court Facs.), 6s, 5/15/39                                            A3                 2,803,500
             7,000,000  NY State Dorm. Auth. Rev. Bonds (Rites-PA),
                          Ser. 434, 7.2s, 5/15/15 (acquired 10/6/98,
                          cost $8,278,340) (RES)                                                Aaa                6,816,250
             5,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                          Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                     A-                 4,606,250
             5,000,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                          (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                          cost $6,012,500) (RES)                                                AAA                5,706,250
             1,800,000  NY State Local Govt. Assistance Corp. Rev. Bonds,
                          Ser. D, 7s, 4/1/18                                                    Aaa                1,912,500
            11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                          Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                             Aaa               12,098,438
                        NY State Urban Dev. Corp. Rev. Bonds
             5,000,000    (Correctional Facs. Svc. Contract), Ser. A, FSA,
                          5s, 1/1/28                                                            AAA                4,462,500
            11,000,000    (Correctional Facs.), Ser. B, AMBAC,
                          4 3/4s, 1/1/28                                                        AAA                9,322,500
             1,500,000  Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                          (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         B+/P               1,226,250
             5,500,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                          (Solvay Paperboard LLC), 7s, 11/1/30                                  B/P                5,445,000
             5,000,000  Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac. Rev.
                          Bonds (Southampton Hosp. Assn.), Ser. B,
                          7 5/8s, 1/1/30                                                        B-/P               4,806,250
                                                                                                            ----------------
                                                                                                                 102,791,470

North Carolina (2.1%)
----------------------------------------------------------------------------------------------------------------------------
             5,250,000  Intermountain Pwr. Agcy Rev. Bonds, MBIA,
                          6s, 1/1/18                                                            AAA                5,453,426
             3,000,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 7.57s,
                          1/1/25 (acquired 3/3/93, cost $3,112,315) (RES)                       Aaa                3,165,000
            10,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B,
                          MBIA, 6s, 1/1/22                                                      Aaa               10,287,500
             6,000,000  NC Muni Pwr. Agcy (No.1, Catawba Elec.) IFB,
                          MBIA, 8.13s, 1/1/20                                                   Aaa                5,662,500
                                                                                                            ----------------
                                                                                                                  24,568,426

Ohio (0.2%)
----------------------------------------------------------------------------------------------------------------------------
             2,390,000  OH Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1, GNMA
                          Coll., 5.85s, 9/1/16                                                  AAA/P              2,395,975

Oklahoma (1.1%)
----------------------------------------------------------------------------------------------------------------------------
             6,000,000  OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds (Doane
                          Products Co.), 6 1/4s, 7/15/23                                        BB-/P              5,212,500
             4,250,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                          Healthcare), Ser. A, 5 5/8s, 8/15/29                                  Baa2               3,346,875
             4,505,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                          Airlines, Inc.), 7 3/8s, 12/1/20                                      Baa1               4,572,575
                                                                                                            ----------------
                                                                                                                  13,131,950

Oregon (0.7%)
----------------------------------------------------------------------------------------------------------------------------
            10,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                          (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P              8,662,500

Pennsylvania (4.8%)
----------------------------------------------------------------------------------------------------------------------------
             3,850,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                          (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-               4,235,000
             7,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                          (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P              6,712,500
             1,180,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                          Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1               1,281,775
             1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                          (PA Pwr. & Lt. Co.), 8.69s, 9/1/29 (acquired
                          6/20/95, cost $1,651,825) (RES)                                       AAA/P              1,584,375
             5,235,000  McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                      Baa2/P             5,339,700
                        PA State Econ. Dev. Fin. Auth. Resource
                          Recvy. Rev. Bonds
             4,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                      BB-/P              4,275,000
             2,000,000    Ser. D, 7.15s, 12/1/18                                                BBB-               2,057,500
             4,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P             4,345,625
             3,000,000    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-               2,925,000
             2,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                          MBIA,10.49s, 3/1/20                                                   Aaa                2,335,000
             6,000,000  Philadelphia, Gas Works IFB, FSA, 6.64s, 6/15/12
                          (acquired 1/24/94, cost $5,621,520) (RES)                             AAA                5,182,500
                        Philadelphia, Gas Works Rev. Bonds
             3,000,000    Ser. 13, 7.7s, 6/15/21                                                Aaa                3,168,750
             6,740,000    Ser. 16, FSA, 5 1/2s, 7/1/13                                          AAA                6,798,975
                        Philadelphia, Wtr. & Wastewater IFB
             1,950,000    4.24s, 6/15/12 (acquired 9/13/96,
                          cost $1,850,511) (RES)                                                AAA                2,008,500
             1,300,000    4.24s, 6/15/12 (acquired 9/13/96,
                          cost $1,233,674) (RES), Prerefunded                                   AAA                1,405,625
             1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                          Rev. Bonds (AHF/Central States Inc.),
                          10 1/4s, 11/1/19                                                      B-/P               1,813,500
                                                                                                            ----------------
                                                                                                                  55,469,325

Puerto Rico (1.2%)
----------------------------------------------------------------------------------------------------------------------------
             8,500,000  Cmnwlth. of PR, 7.384s, 7/1/24 (acquired 6/12/95,
                          cost $8,912,590) (RES)                                                A                  8,542,500
             5,400,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. T, 6 3/8s, 7/1/24                  AAA                5,845,500
                                                                                                            ----------------
                                                                                                                  14,388,000

South Carolina (2.1%)
----------------------------------------------------------------------------------------------------------------------------
             8,500,000  Charleston Cnty., Indl. Dev. Rev. Bonds (Hoover
                          Group Inc.), 8 1/2s, 11/1/02                                          B/P                8,914,375
             4,555,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                          (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P                4,691,650
                        Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds,
                          Ser. A, FGIC
             3,775,000    6 1/2s, 1/1/16                                                        Aaa                4,180,813
               630,000    6 1/2s, 1/1/16, Prerefunded                                           Aaa                  705,600
             5,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                          Hosp.-Franciscan Sisters), 7s, 7/1/15                                 Baa1               5,400,000
                                                                                                            ----------------
                                                                                                                  23,892,438

Tennessee (2.4%)
----------------------------------------------------------------------------------------------------------------------------
             3,000,000  Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                          (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA                3,097,500
             8,500,000  IVRC-Bristol TN Mem. Hosp. Rev. Bonds, FGIC, 14.1s,
                          2/28/14 (acquired 6/16/95, cost $9,366,660) (RES)                     Aaa                7,490,625
            10,000,000  Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                          Bonds (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/25                     AAA                9,950,000
             7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev.
                          Bonds (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                    Aaa                7,525,000
                                                                                                            ----------------
                                                                                                                  28,063,125

Texas (6.1%)
----------------------------------------------------------------------------------------------------------------------------
             2,500,000  Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                          Methodist Ctr.), 6s, 11/15/29                                         BB+/P              1,987,500
                        Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                          Rev. Bonds (American Airlines, Inc.)
             7,500,000    7 1/4s, 11/1/30                                                       Baa1               7,687,500
             5,000,000    6 3/8s, 5/1/35                                                        Baa1               4,768,750
             7,500,000  Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                          6 1/4s, 8/15/29                                                       BB+                6,196,875
             6,100,000  Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                          (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                              AAA                6,191,500
            10,325,000  Harris Cnty., Hlth. Facs. Rev. Bonds (Hermann
                          Mem. Hosp.), FSA, 5 1/2s, 6/1/15                                      Aaa               10,234,656
            15,690,000  Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C,
                          AMBAC, 6 3/8s, 12/1/17                                                Aaa               16,101,863
                        North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                          (Hosp.), Ser. B
             2,710,000    7.861s, 5/15/08                                                       Aa2                2,821,788
               290,000    7.861s, 5/15/08, Prerefunded                                          AA                   304,500
                        Port Arthur Dist., Rev. Bonds (Great Lakes
                          Carbon Corp.)
               685,000    Ser. A, 6 3/4s, 9/1/02                                                B-/P                 680,719
               220,000    Ser. B, 6 3/4s, 9/1/02                                                B-/P                 218,625
             5,000,000  San Antonio, Elec. & Gas Rev. Bonds, Ser. A,
                          5 1/4s, 2/1/15                                                        Aa1                4,850,000
             4,000,000  Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                          (TX Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12                   AAA                4,115,000
             3,500,000  TX State IFB, Ser. B, 8.516s, 9/30/11                                   Aa2                4,095,000
                                                                                                            ----------------
                                                                                                                  70,254,276

Virginia (1.0%)
----------------------------------------------------------------------------------------------------------------------------
             2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                          FGIC, 9.06s, 8/15/23                                                  Aaa                2,190,000
             5,000,000  Peninsula Ports Auth. Rev. Bonds (Port Fac-Zeigler
                          Coal), 6.9s, 5/2/22                                                   B-/P               4,350,000
             5,000,000  Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg.
                          Rev. Bonds (Beach/Oxford Apts.), 6.1s, 4/1/26                         B+/P               4,475,000
                                                                                                            ----------------
                                                                                                                  11,015,000

Washington (1.4%)
----------------------------------------------------------------------------------------------------------------------------
            10,000,000  Central Puget Sound, Regl. Trans. Auth. Sales Tax &
                          Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                                AAA                8,325,000
             1,895,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                          (Samaritan Hosp.), 9 1/4s, 9/1/10                                     BBB/P              1,956,796
             5,000,000  WA State Pub. Pwr. Supply Syst. Rev. Bonds
                          (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa                5,831,250
                                                                                                            ----------------
                                                                                                                  16,113,046

West Virginia (0.8%)
----------------------------------------------------------------------------------------------------------------------------
             3,600,000  WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                      Aaa                3,892,500
             5,000,000  WV State Pkwy. Econ. Dev. & Tourism Auth. IFB,
                          FGIC, 7.37s, 5/16/19                                                  Aaa                4,987,500
                                                                                                            ----------------
                                                                                                                   8,880,000

Wisconsin (0.1%)
----------------------------------------------------------------------------------------------------------------------------
             1,500,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                          Ownership Dev.), 9.76s, 10/25/22                                      Aa3                1,547,985
                                                                                                            ----------------
                        Total Municipal Bonds and Notes
                          (cost $1,133,653,210)                                                             $  1,132,502,562


PREFERRED STOCKS (0.5%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
             6,000,000  MuniMae Tax Exempt Bond Subsidiary, LLC 144A , 6.875%,
                          cum. pfd. (acquired 5/7/99, cost $6,000,000) (RES)                                $      5,955,000
----------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $1,139,653,210) (b)                                         $  1,138,457,562
----------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,157,539,495.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      March 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,139,659,683, resulting in gross unrealized appreciation and depreciation of $39,237,250 and $40,439,371, respectively, or net unrealized depreciation of $1,202,121.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2000 was $128,854,552 or 11.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2000.

      The fund had the following industry group concentrations greater than 10% at March 31, 2000 (as a percentage of net assets):

         Health care/hospitals   25.2%
         Transportation          18.3
         Utilities               16.2

-------------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2000
                                                                           Unrealized
                                          Aggregate Face Expiration     Appreciation/
                              Total Value          Value       Date    (Depreciation)
-------------------------------------------------------------------------------------
Muni Bond Index (Long)        $19,259,438    $18,940,300     Jun-00         $ 319,138
US Treasury Bond (Short)       34,190,625     33,289,733     Jun-00          (900,892)
-------------------------------------------------------------------------------------
                                                                            $(581,754)
-------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
March 31, 2000

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,139,653,210) (Note 1)   $1,138,457,562
----------------------------------------------------------------------------------------------
Cash                                                                                 1,903,997
----------------------------------------------------------------------------------------------
Interest and other receivables                                                      22,353,079
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               1,030,893
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       3,059,894
----------------------------------------------------------------------------------------------
Total assets                                                                     1,166,805,425

Liabilities
----------------------------------------------------------------------------------------------
Payable for variation margin                                                           105,562
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                  693,088
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     3,845,359
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           2,006,974
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         1,691,788
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              69,624
----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                          30,001
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             4,203
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 769,880
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  49,451
----------------------------------------------------------------------------------------------
Total liabilities                                                                    9,265,930
----------------------------------------------------------------------------------------------
Net assets                                                                      $1,157,539,495

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $1,213,587,659
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                             (836,934)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (53,433,828)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (1,777,402)
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $1,157,539,495

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($715,475,467 divided by 83,075,923 shares)                                              $8.61
----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of 8.61)*                                    $9.04
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($420,310,344 divided by 48,842,804 shares)***                                           $8.61
----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($8,467,289 divided by 983,680  shares)***                                               $8.61
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,286,395 divided by 1,543,440 shares)                                                $8.61
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.61)**                                  $8.90
----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000.  On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended March 31, 2000

Tax exempt interest income:                                                       $ 82,331,515
----------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     7,292,970
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       1,106,700
----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                      35,247
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        17,899
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                1,926,222
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                3,984,048
----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   70,831
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   75,650
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 28,729
----------------------------------------------------------------------------------------------
Registration fees                                                                        4,761
----------------------------------------------------------------------------------------------
Auditing                                                                                11,890
----------------------------------------------------------------------------------------------
Legal                                                                                   29,501
----------------------------------------------------------------------------------------------
Postage                                                                                 69,235
----------------------------------------------------------------------------------------------
Other                                                                                  129,428
----------------------------------------------------------------------------------------------
Total expenses                                                                      14,783,111
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                            (316,162)
----------------------------------------------------------------------------------------------
Net expenses                                                                        14,466,949
----------------------------------------------------------------------------------------------
Net investment income                                                               67,864,566
----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (6,860,616)
----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                       (943,279)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year             (86,212,824)
----------------------------------------------------------------------------------------------
Net loss on investments                                                            (94,016,719)
----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(26,152,153)
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                  Year ended March 31
                                                                               ------------------------
                                                                                2000               1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $   67,864,566     $   67,878,425
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   (7,803,895)         1,581,293
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (86,212,824)        (5,642,049)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                          (26,152,153)        63,817,669
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (43,069,316)       (43,971,728)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (23,341,496)       (23,753,785)
-------------------------------------------------------------------------------------------------------
   Class C                                                                  (341,518)           (13,628)
-------------------------------------------------------------------------------------------------------
   Class M                                                                  (806,885)          (770,005)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            (106,888,279)        31,674,242
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 (200,599,647)        26,982,765

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                      1,358,139,142      1,331,156,377
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $836,934 and
$1,025,771, respectively)                                             $1,157,539,495     $1,358,139,142
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended March 31
-----------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.25          $9.28          $8.87          $8.93          $8.74
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                       .49            .49(c)         .50(c)         .52            .52
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.64)          (.02)           .42           (.06)           .19
-----------------------------------------------------------------------------------------------------------
Total from
investment activities                      (.15)           .47            .92            .46            .71
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net
investment income                          (.49)          (.50)          (.51)          (.52)          (.52)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.49)          (.50)          (.51)          (.52)          (.52)
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.61          $9.25          $9.28          $8.87          $8.93
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    (1.53)          5.14          10.54           5.24           8.31
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $715,475       $830,074       $816,444       $794,330       $821,500
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .94            .98            .95            .96            .95
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.62           5.29           5.43           5.80           5.86
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    14.32          20.47          33.13          55.08          75.89
-----------------------------------------------------------------------------------------------------------
  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements
    (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------

Per-share
operating performance                                            Year ended March 31
-----------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.24          $9.28          $8.86          $8.92          $8.74
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                       .44            .44(c)         .44(c)         .46            .47
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.63)          (.04)           .43           (.06)           .18
-----------------------------------------------------------------------------------------------------------
Total from
investment activities                      (.19)           .40            .87            .40            .65
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net
investment income                          (.44)          (.44)          (.45)          (.46)          (.47)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.44)          (.45)          (.46)          (.47)
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.61          $9.24          $9.28          $8.86          $8.92
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    (2.02)          4.40          10.00           4.61           7.55
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $420,310       $507,067       $499,594       $473,818       $474,374
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.54           1.58           1.55           1.56           1.54
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.02           4.70           4.83           5.19           5.25
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    14.32          20.47          33.13          55.08          75.89
-----------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements
    (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------

                                                For the period
Per-share                            Year ended  Feb. 1, 1999+
operating performance                  March 31    to March 31
-----------------------------------------------------------------------------------------------------------
                                           2000           1999
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.25          $9.38
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                       .43            .05(c)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                        (.64)          (.14)
-----------------------------------------------------------------------------------------------------------
Total from
investment activities                      (.21)          (.09)
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net
investment income                          (.43)          (.04)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)          (.04)
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.61          $9.25
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                    (2.26)         (0.99)*
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $8,467         $4,327
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.69            .28*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  4.89            .73*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    14.32          20.47
-----------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------
Per-share
operating performance                                            Year ended March 31
-----------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.25          $9.28          $8.86          $8.92          $8.75
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                       .47            .47(c)         .47(c)         .49            .50
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.64)          (.03)           .43           (.06)           .17
-----------------------------------------------------------------------------------------------------------
Total from
investment activities                      (.17)           .44            .90            .43            .67
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net
investment income                          (.47)          (.47)          (.48)          (.49)          (.50)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.47)          (.47)          (.48)          (.49)          (.50)
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.61          $9.25          $9.28          $8.86          $8.92
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                   (1.77)          4.88          10.39           4.97           7.77
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $13,286        $16,671        $15,118        $11,773         $8,394
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                  1.19           1.23           1.20           1.21           1.18
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  5.37           5.04           5.16           5.51           5.45
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    14.32          20.47          33.13          55.08          75.89
-----------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
March 31, 2000

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares pay a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2000, the fund had a capital loss carryover of approximately $40,625,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $11,838,000    March 31, 2003
    11,290,000    March 31, 2004
     8,494,000    March 31, 2006
     1,800,000    March 31, 2007
     7,203,000    March 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2000, the fund reclassified $116,514 to increase distributions in excess of net investment income and $156,003 to increase paid-in-capital, with an increase to accumulated net realized losses of $39,489. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 2000, fund expenses were reduced by $316,162 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,589 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $87,588 and $2,726 from the sale of class A and class M shares, respectively, and received $669,055 and $11,750 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received $75,635 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $176,886,953 and $272,361,471, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,137,596        $278,004,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,683,426          23,501,803
---------------------------------------------------------------------------
                                            33,821,022         301,506,321

Shares
repurchased                                (40,489,149)       (359,097,615)
---------------------------------------------------------------------------
Net decrease                                (6,668,127)       $(57,591,294)
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,004,902        $316,595,104
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,518,729          23,442,098
---------------------------------------------------------------------------
                                            36,523,631         340,037,202

Shares
repurchased                                (34,725,222)       (323,665,264)
---------------------------------------------------------------------------
Net increase                                 1,798,409         $16,371,938
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,264,975         $55,372,434
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,504,619          13,172,543
---------------------------------------------------------------------------
                                             7,769,594          68,544,977

Shares
repurchased                                (13,797,862)       (120,203,009)
---------------------------------------------------------------------------
Net decrease                                (6,028,268)       $(51,658,032)
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,363,542         $68,448,589
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,443,740          13,423,393
---------------------------------------------------------------------------
                                             8,807,282          81,871,982

Shares
repurchased                                 (7,798,611)        (72,530,480)
---------------------------------------------------------------------------
Net increase                                 1,008,671          $9,341,502
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    997,839          $8,796,833
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,156             236,373
---------------------------------------------------------------------------
                                             1,024,995           9,033,206

Shares
repurchased                                   (509,221)         (4,440,720)
---------------------------------------------------------------------------
Net increase                                   515,774          $4,592,486
---------------------------------------------------------------------------

                                           For the period February 1, 1999
                                           (commencement of operations) to
                                                            March 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    488,361          $4,536,840
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      977               9,050
---------------------------------------------------------------------------
                                               489,338           4,545,890

Shares
repurchased                                    (21,432)           (198,557)
---------------------------------------------------------------------------
Net increase                                   467,906          $4,347,333
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    294,068          $2,606,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   66,632             583,662
---------------------------------------------------------------------------
                                               360,700           3,190,180

Shares
repurchased                                   (620,454)         (5,421,619)
---------------------------------------------------------------------------
Net decrease                                  (259,754)        $(2,231,439)
---------------------------------------------------------------------------

                                                 Year ended March 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    453,014          $4,209,863
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,934             585,289
---------------------------------------------------------------------------
                                               515,948           4,795,152

Shares
repurchased                                   (342,038)         (3,181,683)
---------------------------------------------------------------------------
Net increase                                   173,910          $1,613,469
---------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com



AN040  60361  051/353/560  5/00